EXHIBIT 10.25

CONSENT, WAIVER and AMENDMENT

September 15, 2006

TO:	North American Technologies Group, Inc. (“NATK”) and the Purchasers of NATK Debentures and Warrants Pursuant to that certain Securities Purchase Agreement dated September 15, 2006 (the “2006 Agreement”)

Re:	Securities Purchase Agreement dated December 28, 2005 among NATK and the Purchasers signatory thereto (the “December Agreement”) and Securities Purchase Agreement dated July 7, 2005 among NATK and the Purchasers signatory thereto (the “July Agreement”)

Dear Sirs:

Reference is made to the July Agreement and the December Agreement and the debentures issued thereunder (collectively, the “Debentures”). Defined terms not otherwise defined herein shall have the meanings set forth in the respective Agreements or Debentures. In consideration of the Company entering into the 2006 Agreement, which each of the undersigned acknowledges and agrees will benefit the undersigned and their respective investment in the Debentures of the Company, to the extent required under the July Agreement, the December Agreement or the Debentures, the undersigned hereby:

(i) consents to the transactions contemplated by the 2006 Agreement,

(ii) waives any provision under the July Agreement, the December Agreement or the Debentures, as the case may be, that would prohibit the transactions contemplated by the 2006 Agreement, including, without limitation, provisions prohibiting the Company from incurring additional Indebtedness or granting Liens on its assets, and

(iii) amends the definition of Maturity Date contained in the Debentures, and in the Annex and Schedule thereto, from December 31, 2006 to July 1, 2008.

This Consent, Waiver and Amendment is limited to the transactions contemplated by the 2006 Agreement and except as specifically waived or amended by the terms of this letter, the July Agreement and the December Agreement shall remain unmodified and in full force and effect, and shall not be in any way changed, modified or superseded by the terms set forth herein or under such Agreement.

MIDSUMMER INVESTMENT, LTD.

By:
Its:

ISLANDIA, LP

By:
Its:

ENABLE GROWTH PARTNERS, LP

By:
Its:

ENABLE OPPORTUNITY PARTNERS, LP

By:
Its:

CRESTVIEW CAPITAL MASTER, LLC

By:
Its:

SPONSOR INVESTMENTS, LLC

By:	Herakles Investments, Inc., Managing Member

By:
Its:

TOIBB INVESTMENT LLC

By:	Toibb Management LLC, Manager

By:
Harris Toibb
Its:	Manager

MICHAEL TOIBB

Michael Toibb

SCOTT M. AND CHERYL L. HERGOTT LIVING TRUST

By:
Its: